                               August 14, 2002


VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

      Re:	International Shipholding Corporation
            Certification of Contents of Form 10-Q for the period ending June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

      International Shipholding Corporation (the "Company") filed today, via EDGAR, its quarterly report on Form 10-Q for the period ending June 30, 2002. The undersigned, who is the Chief Executive Officer of the Company, certifies that the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by such report.

      This certification is being furnished solely to comply with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, Pub. L. No. 107-204, and is not being filed as a part of, or as an exhibit to, the Form 10-Q, or as a separate disclosure document.

						Very truly yours,



                                  _____/s/Niels W. Johnsen_____________
							Niels W. Johnsen
							Chairman of the Board of Directors
							and Chief Executive Officer